UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2004

Broder Bros., Co.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Michigan	333-110029	38-1911112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Hunting Park Avenue, Philadelphia, PA 19124

(Address of Principal Executive Offices, including Zip Code)

(215) 291-6140

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Amendment No. 1 on Form 8-K/A to our Current Report on Form 8-K, which we filed on September 7, 2004 (the “Original Filing”), to add the disclosure under Item 3.02 which was not included in the Original Filing. Any item in the Original Filing not expressly changed hereby shall be as set forth in the Original Filing.

Item 3.02. Unregistered Sales of Equity Securities.

1.	Securities Sold. On August 31, 2004, we issued and sold: (a) 3,504,129 shares of our Class B common stock, par value $.01 per share (“Class B Common Stock”), (b) 339,840 shares of our Class L, Series 3 common stock, par value $.01 per share (“Class L, Series 3 Common Stock”), (c) 328,554 shares of our Class L, Series 4 common stock, par value $.01 per share (“Class L, Series 4 Common Stock”) and (d) 37,760 warrants to purchase our Class L, Series 3 Common Stock (“Class L, Series 3 Warrants”).

2.	Consideration. The securities described in paragraph 1 above were sold for cash, for an aggregate purchase price of $12,410,000. There were no underwriting discounts or commissions.

3.	Exemption from Registration Claimed. The issuance and sale of the securities described in paragraph 1 above was exempt from the registration requirements of the Securities Act of 1933, pursuant to Section 4(2) of the Securities Act of 1933 for transactions not involving a public offering, based on the fact that such securities were offered and sold to accredited investors who had access to our financial and other relevant information.

4.	Terms of Conversion or Exercise. The Class L Series 3 Warrants described in paragraph 1 above entitle their holders to purchase up to an aggregate of 37,760 Class L, Series 3 Common Stock at an initial exercise price of $15.75 per share (as adjusted for any subdivision or combination of our outstanding common stock, any payment of stock dividends on our common stock and any other event which, in the good faith judgment of our board, does not fairly and adequately protect the purchase rights represented by the warrants).

The right to subscribe for and purchase shares of Class L, Series 3 Common Stock commenced on the date of issuance of each warrant and shall expire on September 22, 2013.

If an exercise of any portion of a warrant is to be made in connection with a public offering or a sale of the company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the holder be conditioned upon the consummation of such transaction.

Upon the occurrence of certain change of control events specified in the warrants the holder shall be entitled to receive at the exercise price (as in effect at the time any such transaction is consummated) for all securities issuable upon the exercise of its warrant immediately prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by its warrant immediately prior thereto.

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SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 23, 2004.

BRODER BROS., CO.

/s/ David J. Hollister
Date: September 23, 2004	By: Its:	David J. Hollister Chief Financial Officer and Secretary

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